UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2017

JMP Group LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Montgomery Street, Suite 1100, San Francisco, California 94111
(Address of Principal Executive Offices, including zip code)

415-835-8900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2017, JMP Group LLC (the “Company”) held its annual meeting of the shareholders (the “Annual Meeting”). The proxy statement and solicitation pertaining to the Annual Meeting were previously filed with the Securities and Exchange Commission. Shares eligible to vote were 21,673,824 at the record date of April 14, 2017. At the Annual Meeting, the shareholders (i) elected all nine nominees for the board of directors (which directors shall serve until the next annual meeting of shareholders); (ii) approved the Company’s executive compensation; (ii) recommended a preferred frequency for the advisory vote on executive compensation of once every three (3) years; and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The number of votes cast for or against, and the number of withheld and total broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

Proposal 1.	Election of directors.

Nominee	For	Against	Withheld	Broker Non-Votes

Joseph A. Jolson	12,812,960	0	190,577	6,096,719
Craig R. Johnson	12,805,909	0	197,628	6,096,719
Carter D. Mack	12,812,960	0	190,577	6,096,719
Mark L. Lehmann	12,747,030	0	256,507	6,096,719
Glenn H. Tongue	12,856,697	0	146,840	6,096,719
Kenneth M. Karmin	12,849,846	0	153,691	6,096,719
H. Mark Lunenburg	12,857,297	0	146,240	6,096,719
David M. DiPietro	12,857,797	0	145,740	6,096,719
Jonathan M. Orszag	12,857,397	0	146,140	6,096,719

The following matters were approved by the votes indicated:

Proposal 2.	Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-votes
12,760,272	226,227	17,038	6,096,719

Proposal 3.	Recommend frequency of advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstain
5,180,113	13,764	7,797,504	12,156

Proposal 4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-votes
18,781,957	211,589	106,710	*

------------------------

* Not applicable

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP LLC

Date: June 5, 2017	By:	/s/ Walter Conroy
Walter Conroy
Chief Legal Officer